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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         DATE OF REPORT - July 21, 2004
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

            DELAWARE                    1-8974                 22-2640650
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of incorporation)                                 Identification Number)


101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY             07962-2497
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000


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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

          Honeywell International Inc. will hold its second quarter 2004 earnings release conference call on Wednesday, July 21, 2004 at 8:00 a.m. Eastern Time. The earnings release was distributed on BusinessWire approximately one hour prior to the conference call. Interested investors may access the conference call by dialing (706) 643-7681 or through a World Wide Web simulcast available at the "Investor Relations" section of the company's website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

          Honeywell International Inc. issued its 2004 second quarter earnings release on July 21st which is attached as an exhibit to this report.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 21, 2004               HONEYWELL INTERNATIONAL INC.


                                   By: /s/ Thomas F. Larkins
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                                       Thomas F. Larkins
                                       Vice President, Corporate Secretary and
                                       Deputy General Counsel